MALT05-6 POOL 1 - SUBGROUP B	Fixed Master Stratification
UBS Investment Bank

Pool Summary
Number of Loans: 1,810
Aggregrate Scheduled Principal Balance: $73,366,516
Minimum Scheduled Principal Balance: $3,430
Maximum Scheduled Principal Balance: $359,375
Average Scheduled Principal Balance: $40,534
Minimum Mortgage Interest Rate: 5.800%
Maximum Mortgage Interest Rate: 7.750%
WA Mortgage Interest Rate: 6.229%
Minimum Remaing Scheduled Term: 231
Maxinum Remaining Scheduled Term: 360
WA Remaining Scheduled Term: 357
Minimum Original LTV: 18.35%
Maximum Original LTV: 100.00%
WA Original LTV: 78.11%
Latest Maturity: 20351101
Prepay %: 39.19%
Interest Only %: 46.31%
Conforming %: 67.97%
BLN %: 0.00%
WA Seasoning: 2
WA Original Term: 359

Range of Current Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$1 - $25,000	1	$24,979	0.01%
$25,001 - $50,000	20	863,396	0.20
$50,001 - $75,000	89	5,825,048	1.32
$75,001 - $100,000	152	13,633,161	3.08
$100,001 - $125,000	185	21,090,835	4.77
$125,001 - $150,000	221	30,210,112	6.83
$150,001 - $175,000	174	28,250,625	6.38
$175,001 - $200,000	121	22,830,402	5.16
$200,001 - $250,000	229	51,310,267	11.59
$250,001 - $300,000	166	45,613,372	10.31
$300,001 - $350,000	105	34,027,109	7.69
$350,001 - $400,000	96	35,598,408	8.04
$400,001 - $450,000	62	26,491,156	5.99
$450,001 - $500,000	49	23,453,076	5.30
$500,001 - $550,000	37	19,423,487	4.39
$550,001 - $600,000	29	16,698,016	3.77
$600,001 - $650,000	16	10,184,138	2.30
$650,001 - $700,000	12	8,172,844	1.85
$700,001 - $750,000	8	5,843,102	1.32
$750,001 - $800,000	4	3,123,983	0.71
$800,001 - $850,000	3	2,489,936	0.56
$850,001 - $900,000	1	873,254	0.20
$900,001 - $950,000	2	1,847,559	0.42
$950,001 - $1,000,000	7	6,875,210	1.55
$1,000,001 or more	21	27,821,245	6.29
Total:	1,810	$442,574,720	100.00%
Average Current Bal: 244,516

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
5.751% - 5.875%	559	$9,335,776	12.72%
5.876% - 6.000%	345	12,584,109	17.15
6.001% - 6.125%	249	10,714,521	14.60
6.126% - 6.250%	313	16,816,455	22.92
6.251% - 6.375%	187	12,692,441	17.30
6.376% - 6.500%	76	5,193,044	7.08
6.501% - 6.625%	24	1,457,561	1.99
6.626% - 6.750%	17	1,080,310	1.47
6.751% - 6.875%	23	2,121,137	2.89
6.876% - 7.000%	10	812,903	1.11
7.001% - 7.125%	4	237,192	0.32
7.126% - 7.250%	1	77,639	0.11
7.376% - 7.500%	1	124,595	0.17
7.626% - 7.750%	1	118,831	0.16
Total:	1,810	$73,366,516	100.00%
Weighted Average: 6.229%

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	114	$3,792,778	5.17%
50.01% - 55.00%	48	2,126,312	2.90
55.01% - 60.00%	59	2,905,892	3.96
60.01% - 65.00%	118	5,134,957	7.00
65.01% - 70.00%	167	8,850,698	12.06
70.01% - 75.00%	125	8,660,937	11.81
75.01% - 80.00%	493	22,011,409	30.00
80.01% - 85.00%	10	346,379	0.47
85.01% - 90.00%	11	691,535	0.94
90.01% - 95.00%	25	852,281	1.16
95.01% - 100.00%	640	17,993,339	24.53
Total:	1,810	$73,366,516	100.00%
Weighted Average: 78.11

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	1,302	$48,929,350	66.69%
Planned Unit Development	303	13,805,453	18.82
Condominium	148	6,496,890	8.86
Two- to Four-Family	55	4,083,454	5.57
Townhouse	1	32,694	0.04
Coop	1	18,675	0.03
Total:	1,810	$73,366,516	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Purchase	1,097	$40,674,599	55.44%
Cash Out Refinance	539	25,765,416	35.12
Rate & Term Refinance	174	6,926,502	9.44
Total:	1,810	$73,366,516	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary Investor	1,626 124	$64,612,474 6,493,945	88.07% 8.85
Secondary	60	2,260,097	3.08
Total:	1,810	$73,366,516	100.00%

Range of Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
181 - 240	12	$474,291	0.65%
241 – 300 301 - 360	1 1,797	94,606 72,797,620	0.13 99.22
Total:	1,810	$73,366,516	100.00%
Weighted Average: 357

Seasoning (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
0	21	$1,492,197	2.03%
1	453	21,910,585	29.86
2	995	37,937,081	51.71
3	256	8,982,513	12.24
4	53	1,604,345	2.19
5	11	529,386	0.72
6	5	284,606	0.39
7	7	435,832	0.59
8	3	58,635	0.08
9	4	83,712	0.11
11	1	29,840	0.04
16	1	17,785	0.02
Total:	1,810	$73,366,516	100.00%
Weighted Average: 2

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	416	$25,829,520	35.21%
Florida	176	6,555,749	8.94
Texas	137	3,830,015	5.22
Virginia	86	3,345,331	4.56
New York	48	2,964,496	4.04
Arizona	74	2,701,759	3.68
Pennsylvania	79	2,671,977	3.64
Maryland	52	2,171,486	2.96
Illinois	30	1,857,128	2.53
Georgia	50	1,834,474	2.50
New Jersey	33	1,824,943	2.49
Nevada	28	1,659,210	2.26
North Carolina	61	1,579,599	2.15
South Carolina	68	1,318,251	1.80
Washington	41	1,094,995	1.49
Ohio	37	964,603	1.31
Colorado	35	877,651	1.20
Wisconsin	21	797,199	1.09
Michigan	24	721,332	0.98
Tennessee	31	720,138	0.98
Oklahoma	39	719,045	0.98
Indiana	24	714,037	0.97
Hawaii	8	614,913	0.84
West Virginia	11	603,408	0.82
Oregon	26	603,276	0.82
Missouri	19	574,886	0.78
Utah	15	419,954	0.57
Massachusetts	17	388,232	0.53
Minnesota	13	317,006	0.43
Connecticut	7	304,751	0.42
New Mexico	12	292,900	0.40
Alabama	15	268,671	0.37
Arkansas	17	266,299	0.36
Idaho	10	248,641	0.34
Kansas	7	238,094	0.32
Delaware	4	230,222	0.31
New Hampshire	7	212,725	0.29
District Of Columbia	3	167,333	0.23
Iowa	4	152,847	0.21
Rhode Island	1	136,809	0.19
South Dakota	5	135,894	0.19
Kentucky	8	133,730	0.18
Nebraska	3	124,850	0.17
Wyoming	3	58,776	0.08
Continued...

...continued
Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
Montana Maine Alaska	3 1 1	53,972 50,299 15,089	0.07 0.07 0.02
Total:	1,810	$73,366,516	100.00%
top zip %: 0.65

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	1,222	$38,478,557	52.45%
Reduced	307	21,303,652	29.04
Stated Doc	173	8,426,308	11.49
No Doc	58	2,741,597	3.74
No Ratio	49	2,361,995	3.22
Streamline	1	54,408	0.07
Total:	1,810	$73,366,516	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
551 - 600	8	$296,105	0.40%
601 - 650	250	10,475,364	14.28
651 - 700	530	21,977,509	29.96
701 - 750	557	22,723,061	30.97
751 - 800	415	16,081,994	21.92
801 - 850	50	1,812,483	2.47
Total:	1,810	$73,366,516	100.00%
Weighted Average: 708

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	2	$32,568	0.04%
Bank of America	1	136,527	0.19
Chase Mortgage	643	18,135,562	24.72
Equity Now	1	40,875	0.06
Greenpoint Mortgage Corporation	9	406,961	0.55
HSBC	1	114,304	0.16
Indymac	1	80,758	0.11
Impac Mortgage	485	31,235,770	42.57
Mortgage IT	242	9,870,763	13.45
Professional Mortgage Corp	4	100,657	0.14
SunTrust Mortgage, Inc.	397	12,265,233	16.72
Southstar	1	47,354	0.06
Virtual Bank	1	100,000	0.14
Wachovia Securities	2	210,956	0.29
Wells Fargo Home Mortgage, Inc.	3	29,904	0.04
UBS Conduit	17	558,323	0.76
Total:	1,810	$73,366,516	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	2	$32,568	0.04%
Cenlar	247	10,096,364	13.76
Chase Home Mtg	643	18,135,562	24.72
GMAC Mortgage	19	621,609	0.85
Greenpoint	9	406,961	0.55
HSBC	1	114,304	0.16
INDYMAC	1	80,758	0.11
Suntrust	398	12,401,760	16.90
Wells Fargo	5	240,861	0.33
Countrywide / Wells	485	31,235,770	42.57
Total:	1,810	$73,366,516	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
AMIC	2	$82,354	0.11%
Century-National Insurance	1	43,041	0.06
GEMICO	143	3,833,575	5.23
MGIC	178	5,028,969	6.85
PMI Mortgage Insurance	95	3,009,450	4.10
Policy Holders Benefit	4	151,913	0.21
Radian Guaranty	78	2,513,425	3.43
Republic Mortgage Insurance	66	1,694,573	2.31
Triad Guaranty Insurance Co.	30	937,369	1.28
United Guaranty	89	2,588,866	3.53
ORIG LTV <= 80	1,124	53,482,982	72.90
Total:	1,810	$73,366,516	100.00%
% LTV > 80 NO MI: 0.00%

Current Delinquency (Days)	# of Loans	Aggregate Balance	% of Aggregate Balance
0	1,805	$73,221,028	99.80%
30	4	141,354	0.19
60	1	4,135	0.01
Total:	1,810	$73,366,516	100.00%